STOCK OPTION AWARD AGREEMENT

FOR NON-INCENTIVE STOCK OPTIONS
PURSUANT TO THE
SUN BANCORP, INC.
2010 STOCK-BASED INCENTIVE PLAN

FOR OFFICERS

STOCK OPTIONS for a total of _______ shares of Common Stock of Sun Bancorp, Inc. (the “Company”), which Options are intended not to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), are hereby granted to ___________________ (the “Optionee”) at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2010 Stock-Based Incentive Plan (the “Plan”) adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged.  Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Plan.

1.           Option Price.  The Option exercise price is $_____ for each Share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the Date of Grant of this Option (_________________).

2.           Exercise of Options. The Options subject to this Award shall be first exercisable in accordance with provisions of the Plan, provided the holder of such Option is an employee of the Company or Sun National Bank (the “Bank”) on such date as follows:

Date	Options Which Are First Exercisable/Non-forfeitable (See Notes Below*)

Upon grant: ___________________	______
As of ___________________	______
As of ___________________	______
As of ___________________	______

*NOTES:

A.
Upon termination of service as an employee of the Company, absent Disability or death of the Option recipient, if such Options which are then exercisable are not exercised within three months from the date of such termination of service as an employee, then such Options shall nevertheless remain exercisable for their remaining term during such continued service as a director of the Company or the Bank; provided that such exercisability will cease upon the Optionee commencing an employment, directorship, advisory or consulting relationship with a financial services enterprise (including but not limited to a savings and loan association, bank, credit union, or insurance company) whereby the Optionee will have a work location within 25 miles of any office of the Company, the Bank, or any subsidiary of such entities existing as of the date of such termination of employment.

B.
Upon Disability, all options that are deemed earned and non-forfeitable as of the date of such Disability shall remain exercisable for one year from such date of Disability, and all other options shall be forfeited as of such date of Disability.

C.	Upon death, all such Options shall be immediately earned and exercisable by the estate for the remaining term of such Options.

D.	Upon a Change in Control of the Company or the Bank, all such Options shall be immediately earned and exercisable for the remaining term of such Options.

 (b)           Method of Exercise.  This Option shall be exercisable by a written notice to the Company which shall:

(i)           State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)           Contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)           Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

(iv)           Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

Payment of the purchase price of any Shares with respect to which the Option is being exercised shall be by shares of Company Common Stock, certified check, bank cashier’s or teller’s check.  Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by

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applicable law. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered directly in the name of the person or persons exercising the Option or held in a brokerage or trust account for the benefit of such person or persons.

(c)           Restrictions on Exercise.  This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Optionee’s exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

3.           Non-transferability of Option.  This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Incentive Stock Option by the Optionee if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code.  For purposes of this Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Optionee is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Optionee’s Immediate Family, (ii) any trust solely for the benefit of members of the Optionee’s Immediate Family, (iii) any partnership whose only partners are members of the Optionee’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Optionee’s Immediate Family. For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Optionee’s parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Incentive Stock Option or portion thereof, and approval to transfer or assign any Non-Incentive Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Incentive Stock Option or portion thereof. The transferee or assignee of any Non-Incentive Stock Option shall be subject to all of the terms and conditions applicable to such Non-Incentive Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Incentive Stock Option.

4.           Term of Option.  This Option may not be exercised more than ten (10) years from the Date of Grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option Award Agreement.

5.           Adjustments.  Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by this Award and the

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exercise price per Share shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock of the Company resulting from a subdivision or consolidation of Company Common Stock (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend on the Company Common Stock or any other increase or decrease in the number of such Shares of Company Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders) occurring after the Date of Grant.

6.           Related Matters.  Notwithstanding anything herein to the contrary, additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

The foregoing Stock Option Award Agreement is executed by the undersigned on behalf of Sun Bancorp, Inc. in accordance with the Compensation and Personnel Committee Action approved on __________________.

Sun Bancorp, Inc.

Date of Grant: ___________________	By:
Eli Kramer
Committee Chairman

Attest:

Award Acknowledged by undersigned Optionee

____________________________		Date

STOCK OPTION AWARD AGREEMENT

FOR NON-INCENTIVE STOCK OPTIONS
PURSUANT TO THE
SUN BANCORP, INC.
2010 STOCK-BASED INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

STOCK OPTIONS for a total of __________ shares of Common Stock (“Award”) of Sun Bancorp, Inc. (the "Company"), which Options are intended not to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), are hereby granted to _________________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2010 Stock-Based Incentive Plan (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged.  Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Plan.

1.           Option Price.  The Option exercise price is $_____ for each Share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the Date of Grant of this Option (_______________).

2.           Exercise of Options. The Options subject to this Award shall be first exercisable in accordance with provisions of the Plan, provided the holder of such Option is a director of the Company or Sun National Bank (the “Bank”) on such date as follows:

(a)           Schedule of Rights to Exercise.

Date	Options Which Are First Exercisable/Non-forfeitable (See Notes Below*)

Upon grant: _________________	______
As of _________________	______
As of _________________	______
As of _________________	______

*NOTES:

A.
Upon termination of service as a director, absent Disability or death of the option recipient, such Options which are then exercisable shall cease to be exercisable three months from the date of such complete termination of service.

B.
Upon Disability, such Options shall be deemed exercisable for a period not to exceed one year from such date of Disability but only if, and to the extent that, the Optionee was entitled to exercise any such Options at the date of such termination of service.

C.	Upon death, all such Options shall be immediately exercisable by the estate for the remaining term of such options.

D.	Upon a Change in Control of the Company or the Bank, all such Options shall be 100% exercisable for the remaining term of such options.

(b)           Method of Exercise.  This Option shall be exercisable by a written notice to the Company which shall:

(i)          State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)           Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

(iIi)           Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

(iv)           Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

Payment of the purchase price of any Shares with respect to which the Option is being exercised shall be by shares of Company Common Stock, certified check, bank cashier's or teller's check.  Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered directly in the name of the person or persons exercising the Option or held in a brokerage or trust account for the benefit of such person or persons.

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(c)           Restrictions on Exercise.  This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

3.           Non-transferability of Option.  This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Incentive Stock Option by the Optionee if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code.  For purposes of this Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Optionee is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Optionee’s Immediate Family, (ii) any trust solely for the benefit of members of the Optionee’s Immediate Family, (iii) any partnership whose only partners are members of the Optionee’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Optionee’s Immediate Family. For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Optionee’s parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Incentive Stock Option or portion thereof, and approval to transfer or assign any Non-Incentive Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Incentive Stock Option or portion thereof. The transferee or assignee of any Non-Incentive Stock Option shall be subject to all of the terms and conditions applicable to such Non-Incentive Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Incentive Stock Option.

4.           Term of Option.  This Option may not be exercised more than ten (10) years from the Date of Grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option Award Agreement.

5.           Adjustments.  Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by this Award and the exercise price per Share shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock of the Company resulting from a subdivision or consolidation of Company Common Stock (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend on the Company Common Stock or any other increase or decrease in the number of such Shares of Company Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders) occurring after the Date of Grant.

6.           Related Matters.  Notwithstanding anything herein to the contrary, additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

The foregoing Stock Option Award Agreement is executed by the undersigned on behalf of Sun Bancorp, Inc. in accordance with the Board of Directors Action approved on ___________________.

Sun Bancorp, Inc.

By:
Thomas X. Geisel
President and Chief Executive Officer

Attest:

Award Acknowledged by undersigned Optionee

________________________, Optionee		Date

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STOCK OPTION AWARD AGREEMENT

FOR INCENTIVE STOCK OPTIONS UNDER SECTION 422
OF THE INTERNAL REVENUE CODE
PURSUANT TO THE
SUN BANCORP, INC.
2010 STOCK-BASED INCENTIVE PLAN

OFFICERS AND EMPLOYEES

STOCK OPTIONS for a total of _____ shares of Common Stock of Sun Bancorp, Inc. (the “Company”), which Options are intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, are hereby granted to ___________________ (the “Optionee”) at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2010 Stock-Based Incentive Plan (the “Plan”) adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged.  Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Plan.

1.           Option Price.  The Option exercise price is $____ for each Share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the Date of Grant of this Option (___________).

2.           Exercise of Options.  The Options subject to this Award shall be first exercisable in accordance with provisions of the Plan, provided the holder of such Option is an employee of the Company or Sun National Bank (“Bank”) on such date as follows:

(a)           Schedule of Rights to Exercise.

Options
Which Are First
Exercisable/
Non-forfeitable
Date	(See Notes Below*)

Upon grant: _____	0
As of _________	__
As of _________	__
As of ________	__
As of _________	__

*NOTES:

A.
Except as otherwise noted, all such Options granted herein shall be considered Incentive Stock Options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  In the event that the fair market value of the Common Stock subject to such grant that becomes first exercisable in any calendar year to any one individual exceeds $100,000, then the excess of each installment shall be deemed non-incentive stock options.

B.
All such Options shall be first exercisable at the rate of one-fourth on the two- year anniversary of the Date of Grant and one-fourth annually thereafter; provided that you are still employed by the Bank or the Company at such time.

C.
In the event of Disability prior to the next vesting event, a pro rata portion of such awards that would have vested at the next vesting event shall vest upon such Disability.  For example, if 25% of the time has passed until the next vesting event, then upon Disability, 25% of such awards that would have vested at the next vesting event shall vest upon Disability. Upon Disability, Options that are then exercisable shall remain exercisable for a period not to exceed one year from such date of Disability.

D.
In the event of death prior to the next vesting event, a pro rata portion of such awards that would have vested at the next vesting event shall vest upon such death.  For example, if 25% of the time has passed until the next vesting event, then upon death, 25% of such awards that would have vested at the next vesting event shall vest upon death.  Upon death, all Options that are then exercisable shall remain exercisable for the remaining term of such Options.

E.	Upon a Change in Control of the Company or the Bank, all such Options shall be immediately 100% earned and exercisable for the remaining term of such Options.

F.
Upon termination of employment with the Bank or the Company (unrelated to a Change in Control transaction or death or Disability), any Options that are then exercisable shall cease being exercisable not later than three months after the date of termination of employment; provided that such exercisability will cease upon the Optionee commencing an employment, directorship, advisory or consulting relationship with a financial services enterprise (including but not limited to a savings and loan association, bank,  credit union, or insurance company) whereby the Optionee will have a work location within 25 miles of any office of the Company, the Bank, or any subsidiary of such entities existing as of the date of such termination of employment.

G.	Upon termination of employment for “cause,” all such Options shall cease to be exercisable as of such date of termination of employment.

(b)           Method of Exercise.  This Option shall be exercisable by a written notice to the Company which shall:

(i)           State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)           Contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)           Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

(iv)           Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

Payment of the purchase price of any Shares with respect to which the Option is being exercised shall be by shares of Company Common Stock, cash or  check.  Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered directly in the name of the person or persons exercising the Option or held in a brokerage or trust account for the benefit of such person or persons.

(c)           Restrictions on Exercise.  This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Optionee’s exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

3.           Non-transferability of Option.  This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

4.           Term of Option.  This Option may not be exercised more than ten (10) years from the Date of Grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option Award Agreement. Notwithstanding anything herein in to the contrary, to the extent that the Optionee shall be deemed a 10% stockholder in accordance with Sections 422 and 318 of the Code, then with respect to ISOs, the Option exercise price shall be 110% of the exercise price noted above, and the option term shall be only 5 years from the Date of Grant.

5.           Adjustments.  Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by this Award and the exercise price per Share shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock of the Company resulting from a subdivision or consolidation of Company Common Stock (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend on the Company Common Stock or any other increase or decrease in the number of such Shares of Company Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders) occurring after the Date of Grant.

6.           Related Matters.  Notwithstanding anything herein to the contrary, additional conditions or restrictions related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

Sun Bancorp, Inc.

Date of Grant:
By:
Thomas X. Geisel
President and CEO
Attest:

Award Acknowledged by the undersigned Optionee

__________________________	Date

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